Exhibit 10.1

INCREMENTAL AMENDMENT NO. 1, dated as of January 17, 2019 (this “Incremental Amendment No. 1”), to the Third Amended and Restated Credit Agreement, dated as of May 15, 2017, as amended by Amendment No. 1, dated as of March 16, 2018, and Amendment No. 2, dated as of December 6, 2018 (as amended, supplemented and modified from time to time, the “Credit Agreement”), by and among LAMAR MEDIA CORP., a Delaware corporation (the “Company” or the “Borrower”), LAMAR ADVERTISING COMPANY, a Delaware corporation (solely with respect to Sections 5 and 7 hereof, “Holdings”), the SUBSIDIARY GUARANTORS party hereto, the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein without definition have the meanings given such terms by the Credit Agreement.

WHEREAS, the Borrower has requested that the Incremental Amendment No. 1 Revolving Credit Commitments (as defined below) be established as an increase in the existing Class of Revolving Credit Commitments pursuant to Section 2.01(c) of the Credit Agreement on the terms set forth in this Incremental Amendment No. 1;

WHEREAS, Section 2.01(c) of the Credit Agreement permits the establishment of the Incremental Amendment No. 1 Revolving Credit Commitments without the consent of any party to the Credit Agreement other than the parties hereto;

NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the Borrower, Holdings (solely with respect to Sections 5 and 7 hereof), the Lenders party hereto and the Administrative Agent hereby agree as follows:

SECTION 1. Defined Terms. As used herein, the following terms have the meanings set forth below:

“Incremental Amendment No. 1 Effective Date” means the date of satisfaction of each of the conditions set forth in Section 3 of Incremental Amendment No. 1.

“Incremental Amendment No. 1 Revolving Credit Commitment” means, with respect to each Initial Incremental Amendment No. 1 Revolving Lender, the portion of the Revolving Commitment Increase provided by such Lender pursuant to this Incremental Amendment No. 1, which shall be the amount set forth opposite such Initial Incremental Amendment No. 1 Revolving Lender’s name on Schedule 1 hereto.

“Initial Incremental Amendment No. 1 Revolving Lender” means each of JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association and Suntrust Bank.

“Incremental Amendment No. 1 Lead Arrangers” means JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association and Suntrust Bank, in their capacities as joint lead arrangers and joint bookrunners for the Incremental Amendment No. 1 Revolving Credit Commitments.

SECTION 2. Effectiveness of Incremental Amendment No. 1 Revolving Credit Commitments. Subject to the terms and conditions set forth herein, the Incremental Amendment No. 1 Revolving Credit Commitment of each Initial Incremental Amendment No. 1 Revolving Lender shall become effective on the Incremental Amendment No. 1 Effective Date. For the avoidance of doubt, the terms of the Incremental Amendment No. 1 Revolving Credit Commitments shall be identical to the terms of the Revolving Credit Commitments in effect immediately prior to the Incremental Amendment No. 1 Effective Date. Each Initial Incremental Amendment No. 1 Revolving Lender severally and not jointly agrees to comply with the requirements of the last paragraph of Section 2.01(c) on the Amendment No. 1 Effective Date.

SECTION 3. Effectiveness of Incremental Amendment No. 1. The Incremental Amendment No. 1 Effective Date shall occur on the first Business Day on which each of the following conditions has been satisfied:

(a)    Incremental Amendment No.1 Counterparts. The Administrative Agent shall have received executed counterparts to Incremental Amendment No. 1 from each of the Company, Holdings, the Subsidiary Guarantors, the Administrative Agent, each Issuing Lender and each Initial Incremental Amendment No. 1 Revolving Lender.

(b)    Opinion of Counsel to Credit Parties. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Incremental Amendment No. 1 Effective Date) of (i) Kean Miller LLP, counsel to the Credit Parties, in a form satisfactory to the Administrative Agent and (ii) Locke Lord LLP, New York counsel to the Credit Parties, in a form satisfactory to the Administrative Agent and, in each case, covering such matters as the Administrative Agent shall request.

(c)    Corporate Matters. The Administrative Agent shall have received such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of Incremental Amendment No. 1, the Incremental Amendment No. 1 Revolving Credit Commitments and the use of proceeds therefrom and any other legal matters relating to the Credit Parties, Incremental Amendment No. 1, the Incremental Amendment No. 1 Revolving Credit Commitments, and the other Loan Documents, all in form and substance reasonably satisfactory to the Administrative Agent.

(d)    Financial Officer Certificate. The Administrative Agent shall have received a certificate, dated the Incremental Amendment No. 1 Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 5.02 of the Credit Agreement.

(e)    Solvency Certificate. The Administrative Agent shall have received a certificate from a Financial Officer of the Company to the effect that, as of the Incremental Amendment No. 1 Effective Date, after giving effect to the Incremental Amendment No. 1 Revolving Credit Commitments hereunder and the use of proceeds therefrom:

(i)    the aggregate value of all properties of the Company and its Subsidiaries at their present fair saleable value (i.e., the amount that may be realized within a reasonable time, considered to be six months to one year, either through collection or sale at the regular market value, conceiving the latter as the amount that could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions), exceed the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Company and its Subsidiaries,

(ii)    the Company and its Subsidiaries will not, on a consolidated basis, have an unreasonably small amount of capital with which to conduct their business operations as heretofore conducted and

(iii)    the Company and its Subsidiaries will have, on a consolidated basis, sufficient cash flow to enable them to pay their debts as they mature.

(f)    Notice of the Incremental Amendment No. 1 Revolving Credit Commitments. The Administrative Agent shall have received the notice requesting the Incremental Amendment No. 1 Revolving Credit Commitments in accordance with Section 2.01(c) of the Credit Agreement.

(g)    Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or any Initial Incremental Amendment No. 1 Revolving Lender shall have reasonably requested.

(h)    Fees and Expenses. The Company shall have paid to each Initial Incremental Amendment No. 1 Revolving Lender such fees as have been separately agreed and all other amounts due and payable, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company, in each case on or prior to the Incremental Amendment No.1 Effective Date.

The Administrative Agent shall notify the Company and the Lenders of the Incremental Amendment No.1 Effective Date, and such notice shall be conclusive and binding.

SECTION 4. Counterparts. This Incremental Amendment No. 1 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Incremental Amendment No. 1 by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Incremental Amendment No. 1.

SECTION 5. Reaffirmation. (A) Each of Holdings, the Borrower and the Subsidiary Guarantors (each, a “Reaffirming Party”) hereby (a) affirms and confirms its guarantees, pledges, grants of Liens, covenants, agreements and other commitments under the Loan Documents to which it is a party and (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect, (ii) all obligations and liabilities of the Borrower under the Credit Agreement, as amended pursuant to this Incremental Amendment No. 1 (including without limitation, all obligations and liabilities of the Company arising under the Incremental Amendment No. 1 Revolving Credit Commitments), constitute “Guaranteed Obligations” under and as defined in each of the Holdings Guaranty and Pledge Agreement and the Credit Agreement and are guaranteed by and entitled to the benefits of each of the Holdings Guaranty and Pledge Agreement and the guarantees of the Subsidiary Guarantors set forth in Article III of the Credit Agreement, (iii) all obligations and liabilities of the Borrower and the Subsidiary Guarantors under the Credit Agreement, as amended pursuant to this Incremental Amendment No. 1 (including without limitation, all obligations and liabilities of such Credit Parties arising under the Incremental Amendment No. 1 Revolving Credit Commitments or any guarantee thereof, as applicable) constitute “Secured Obligations” under and as defined in the Pledge Agreement and are secured by and entitled to the benefits of the Pledge Agreement and the other Security Documents, (iv) all obligations and liabilities of Holdings under the Holdings Guaranty and Pledge Agreement (including without limitation, all obligations and liabilities of Holdings in respect of its guarantee of the obligations under the Incremental Amendment No. 1 Revolving Credit Commitments) constitute “Secured Obligations” under and as defined in the Holdings Guaranty and Pledge Agreement and are secured by and entitled to the benefits of the Holdings Guaranty and Pledge Agreement and (iv) all guarantees, pledges, grants of Liens, covenants, agreements and other commitments under the Loan Documents shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties and shall not be impaired or discharged hereby or by the transactions contemplated hereby.

(B)    The representations and warranties of each Reaffirming Party set forth in the Loan Documents to which it is a party are, after giving effect to hereto, true and correct in all material respects on and as of the Incremental Amendment No. 1 Effective Date with the same effect as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date); provided, that, to the extent that any such representations and warranties are qualified by materiality, material adverse effect or similar language, such representations and warranties shall be true and correct in all respects.

(C)    After giving effect hereto, neither the amendment of the Credit Agreement effected pursuant hereto nor the execution, delivery, performance or effectiveness of this Incremental Amendment No. 1 (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Secured Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

(D)     Each of the Borrower and the Subsidiary Guarantors represents and warrants to the Administrative Agent and each Lender that after giving effect to this Incremental Amendment No. 1, no Default or Event of Default has occurred and is continuing.

SECTION 6. No Novation. The execution and delivery of this Incremental Amendment No. 1 and the effectiveness hereof shall not act as a novation of the Credit Agreement, the Pledge Agreement or any other Loan Document and shall not serve to discharge or release any Obligation or Lien under the Loan Documents. This Incremental Amendment No. 1 shall be a Loan Document for all purposes of the Credit Agreement.

SECTION 7. Applicable Law; Submission to Jurisdiction, Waiver of Venue, Service of Process and Waiver of Jury Trial. THIS INCREMENTAL AMENDMENT NO. 1

SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. The jurisdiction, waiver of venue, consent to service of process and waiver of jury trial provisions set forth in Sections 10.09(b), 10.09(c), 10.09(d) and 10.10 of the Credit Agreement shall apply to this Incremental Amendment No. 1, mutatis mutandis.

SECTION 8. Headings. The Section headings used herein are for convenience of reference only, are not part of this Incremental Amendment No. 1 and are not to affect the construction of, or to be taken into consideration in interpreting, this Incremental Amendment No. 1.

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first written above.

LAMAR MEDIA CORP.

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/
Chief Financial Officer

LAMAR ADVERTISING COMPANY (solely with respect to Sections 5 and 7 hereof)

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/
Chief Financial Officer

SUBSIDIARY GUARANTORS
FMG OUTDOOR HOLDINGS, LLC
LAMAR-FAIRWAY BLOCKER 1, INC.
LAMAR-FAIRWAY BLOCKER 2, INC.
MAGIC MEDIA, INC.
FAIRWAY MEDIA GROUP, LLC
FAIRWAY OUTDOOR ADVERTISING, LLC
FAIRWAY OUTDOOR FUNDING HOLDINGS, LLC
FAIRWAY OUTDOOR FUNDING, LLC
MCC OUTDOOR, LLC
MAGIC MEDIA REAL ESTATE, LLC
FMO REAL ESTATE, LLC
DOUGLAS OUTDOOR ADVERTISING OF GA, INC.
OLYMPUS MEDIA/INDIANA, LLC
FAIRWAY CCO INDIANA, LLC

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and
Chief Financial Officer

COLORADO LOGOS, INC.
KANSAS LOGOS, INC.
LAMAR AIRPORT ADVERTISING COMPANY
LAMAR ADVERTISING OF MICHIGAN, INC.
LAMAR ADVERTISING OF YOUNGSTOWN, INC.
LAMAR ADVERTISING SOUTHWEST, INC.
LAMAR ELECTRICAL, INC.
LAMAR OCI SOUTH CORPORATION
LAMAR OHIO OUTDOOR HOLDING CORP.
LAMAR PENSACOLA TRANSIT, INC.
MICHIGAN LOGOS, INC.
MINNESOTA LOGOS, INC.
NEBRASKA LOGOS, INC.
NEVADA LOGOS, INC.
NEW MEXICO LOGOS, INC.
OHIO LOGOS, INC.
SOUTH CAROLINA LOGOS, INC.
TENNESSEE LOGOS, INC.
TLC PROPERTIES, INC.
UTAH LOGOS, INC.

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and
Chief Financial Officer

ARIZONA LOGOS, L.L.C.
DELAWARE LOGOS, L.L.C.
GEORGIA LOGOS, L.L.C.
KENTUCKY LOGOS, LLC
LOUISIANA INTERSTATE LOGOS, L.L.C.
MAINE LOGOS, L.L.C.
MISSISSIPPI LOGOS, L.L.C.
MISSOURI LOGOS, LLC
MONTANA LOGOS, LLC
NEW HAMPSHIRE LOGOS, L.L.C.
NEW JERSEY LOGOS, L.L.C.
OKLAHOMA LOGOS, L.L.C.
VIRGINIA LOGOS, LLC
WASHINGTON LOGOS, L.L.C.
WISCONSIN LOGOS, LLC

By:	Interstate Logos, L.L.C., its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and
Chief Financial Officer

FLORIDA LOGOS, LLC

By:	Interstate Logos TRS, LLC, its Managing Member

By:	Lamar TRS Holdings, LLC, its Managing Member

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and
Chief Executive Officer

INTERSTATE LOGOS, L.L.C.
LAMAR CENTRAL OUTDOOR, LLC
THE LAMAR COMPANY, L.L.C.
LAMAR TRS HOLDINGS, LLC

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and
Chief Financial Officer

INTERSTATE LOGOS TRS, LLC

By:	Lamar TRS Holdings, its Managing Member

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and
Chief Financial Officer

LAMAR ADVERTISING OF COLORADO SPRINGS, L.L.C.
LAMAR ADVERTISING OF LOUISIANA, L.L.C.
LAMAR ADVERTISING OF SOUTH DAKOTA, L.L.C.
LAMAR AIR, L.L.C.
LAMAR FLORIDA, L.L.C.
LAMAR OCI NORTH, L.L.C.
LAMAR TENNESSEE, L.L.C.

By:	The Lamar Company, L.L.C., its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and
Chief Financial Officer

LAMAR TEXAS LIMITED PARTNERSHIP

By:	The Lamar Company, L.L.C., its General Partner
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and
Chief Financial Officer

TLC FARMS, L.L.C.
TLC PROPERTIES, L.L.C.

By:	TLC Properties, Inc., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and
Chief Financial Officer

LAMAR ADVANTAGE GP COMPANY, LLC
LAMAR ADVANTAGE LP COMPANY, LLC
TRIUMPH OUTDOOR HOLDINGS, LLC

By:	Lamar Central Outdoor, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and
Chief Financial Officer

LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.

By:	Lamar Advantage GP Company, LLC, its General Partner
By:	Lamar Central Outdoor, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and
Chief Financial Officer

LAMAR ADVANTAGE HOLDING COMPANY

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and
Chief Financial Officer

LAMAR INVESTMENTS, LLC
LAMAR SERVICE COMPANY, LLC
LAMAR TRANSIT, LLC

By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and
Chief Financial Officer

OUTDOOR MARKETING SYSTEMS, L.L.C.
OUTDOOR PROMOTIONS WEST, LLC
TRIUMPH OUTDOOR RHODE ISLAND, LLC

By:	Lamar Transit, LLC, its Managing Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and
Chief Financial Officer

TLC PROPERTIES II, LLC

By:	Lamar Investments, LLC, its Managing Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and
Chief Financial Officer

LAMAR ADVERTISING OF PENN, LLC

By:	The Lamar Company, L.L.C., its Class A Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and
Chief Financial Officer

By:	Lamar Transit, LLC, its Class B Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and
Chief Financial Officer

LAMAR OBIE COMPANY, LLC

By:	Lamar Media Corp., its Class A Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and
Chief Financial Officer

By:	Lamar Transit, LLC, its Class B Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and
Chief Financial Officer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Peter B. Thauer
	Name:	Peter B. Thauer
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A.,
as an Initial Incremental Amendment No. 1 Revolving Lender and Issuing Lender

By:	/s/ Peter B. Thauer
	Name:	Peter B. Thauer
	Title:	Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as an Initial Incremental Amendment No. 1 Revolving Lender

By:	/s/ Monica Trautwein
	Name:	Monica Trautwein
	Title:	Director

SUNTRUST BANK,
as an Initial Incremental Amendment No. 1 Revolving Lender and Issuing Lender

By:	/s/ Cynthia W. Burton
	Name:	Cynthia W. Burton
	Title:	Director

Schedule 1

Incremental Amendment No. 1 Revolving Credit Commitments

Initial Incremental Amendment No. 1 Revolving Lender	Incremental Amendment No. 1 Revolving Commitment
JPMorgan Chase Bank, N.A.	$33,333,334
Wells Fargo Bank, National Association	$33,333,333
Suntrust Bank	$33,333,333

Total	$100,000,000